SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20543

AMENDMENT 1

to

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 9, 2005

CARRAMERICA REALTY CORPORATION

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in its charter)

Maryland Delaware	1-11706 000-50663	52-1796339 20-0882547
(State or other jurisdiction of incorporation or organization)	Commission File Numbers	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address or principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty Corporation

CarrAmerica Realty Operating Partnership, L.P.

Amendment 1

to

Form 8-K

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously announced by CarrAmerica Realty Corporation on September 9, 2005, the Board of Directors of CarrAmerica Realty Corporation unanimously approved the election of Patricia Diaz Dennis to the Board. On October 27, 2005, Ms. Dennis was appointed to the Board’s Executive Compensation and Nominating and Corporate Governance Committees.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated September 12, 2005 issued by CarrAmerica Realty Corporation (previously filed in CarrAmerica’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 13, 2005)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 2005

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership
By: CarrAmerica Realty Corporation, its general partner

/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer
(on behalf of the registrant and as the chief accounting officer of CarrAmerica Realty Corporation, the General Partner of the registrant)

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